Consent of Independent Auditors




The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account B:



We consent to the incorporation by reference in this Post-Effective Amendment No. 36 to Registration Statement (File No. 33-34370) on Form N-4 our reports dated February 3, 1998 and February 27, 1998.






                                        /s/ KPMG Peat Marwick LLP

                                        KPMG Peat Marwick LLP



Hartford, Connecticut
September 14, 1998